UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2012

Parkway Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-11533	74-2123597
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

Bank of America Center, Suite 2400 390 North Orange Avenue Orlando, Florida		32801
(Address of principal executive offices)		(Zip Code)

(407) 650-0593		N/A
(Registrant’s telephone number, including area code)		(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Parkway Properties, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 19, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved special discretionary cash bonuses (“Bonuses”) to the Company’s named executive officers as set forth in the table below. Twenty-five percent of each Bonus will be paid by December 29, 2012; thereafter, 12.5% of each Bonus will be paid on or about June 15 and December 15 of each of 2013, 2014 and 2015 (with the final 12.5% payable on or about December 15, 2015), subject to the named executive officer’s continued employment with the Company.

Name and Title	Special Cash Bonus
James R. Heistand, President and Chief Executive Officer	$2,100,000

David R. O’Reilly, Executive Vice President, Chief Financial Officer and Chief Investment Officer	$1,000,000

Henry F. Pratt, III, Executive Vice President of Asset Management and Third-Party Services	$275,000

Mandy M. Pope, Executive Vice President and Chief Accounting Officer	$110,000

The Committee also amended the total maximum bonus opportunities for Messrs. Heistand, O’Reilly and Pratt (the “Executives”) as set forth in the table below, effective with respect to the Company’s 2012 fiscal year. Each Executive is eligible to receive up to one-half of the Executive’s maximum bonus opportunity with respect to bonuses paid pursuant to the Company’s non-equity incentive compensation program upon achievement of formulated targets for modified FFO per diluted share. In addition, each Executive is eligible to earn an annual cash bonus in an amount up to one-half of the Executive’s maximum bonus opportunity, based on the achievement of individual performance goals that pertain to the Executive’s area of responsibility during the applicable year.

Name	Maximum Possible Payout Under Cash Bonus Awards (as percentage of annual base salary)	Maximum Possible Payout Under Non-Equity Incentive Award (as percentage of annual base salary)	Maximum Bonus Opportunity (as percentage of annual base salary)
James R. Heistand	70%	70%	140%

David R. O’Reilly	40%	40%	80%

Henry F. Pratt, III	30%	30%	60%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2012

PARKWAY PROPERTIES, INC.

By:	/s/ Mandy M. Pope
Mandy M. Pope
Executive Vice President and
Chief Accounting Officer